SUPPLEMENT TO THE SUMMARY PROSPECTUSES
OF

  WELLS FARGO ADVANTAGE MONEY MARKET FUNDS

ForMinnesota Money Market Fund
(Class A and Sweep Class),
New Jersey Municipal Money Market Fund
(Class A, Sweep and Service Classes),
New York Municipal Money Market Fund
(Class A, Sweep and Service Classes)

and
Pennsylvania Municipal Money Market Fund
(Class A, Sweep and Service Classes)
(the “Funds”)

                At its November 16, 2011 meeting, the Board of Trustees of Wells Fargo Funds Trust (the “Board”) unanimously approved the liquidation of each of the Funds.

Each of the Funds is closed to new direct investors effective at the close of business on November 16, 2011.

The liquidation of each Fund is expected to occur after close of business on or about December 21, 2011. Shareholders of each Fund on the date of liquidation will receive a distribution of their account proceeds, including any accrued dividends, in complete redemption of their shares.

The liquidation of each of the Funds was approved by the Board based, in part, on its review of the Fund’s long-term viability given the Fund’s current and projected asset size.

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